Exhibit 21

SUBSIDIARIES OF CLEAR CHANNEL CAPITAL I, LLC

Name	State of Incorporation
Clear Channel Communications, Inc.	TX

SUBSIDIARIES OF CLEAR CHANNEL COMMUNICATIONS, INC.

Name	State or Jurisdiction of Incorporation
1567 Media LLC	DE
Ackerley Broadcast Operations, LLC	DE
AMFM Air Services, Inc.	DE
AMFM Broadcasting Licenses, LLC	DE
AMFM Broadcasting, Inc.	DE
AMFM Holdings Inc.	DE
AMFM Inc.	DE
AMFM Michigan, LLC	DE
AMFM Operating Inc.	DE
AMFM Radio Group, Inc.	DE
AMFM Radio Licenses, LLC	DE
AMFM Shamrock Texas, Inc.	TX
AMFM Texas Broadcasting, LP	DE
AMFM Texas Licenses, LP	DE
AMFM Texas, LLC	DE
Austin Tower Company	DE
Broadcast Architecture, Inc.	MA
Broadcast Finance, Inc.	OH
Capstar Broadcasting Partners, Inc.	DE
Capstar Radio Operating Company	DE
Capstar TX Limited Partnership	DE
CC Broadcast Holdings, Inc.	NV
CC Finco Holdings, LLC	DE
CC Finco, LLC	DE
CC Licenses, LLC	DE
CCB Texas Licenses, Inc.	TX
Central NY News, Inc.	WA
Christal Radio Sales, Inc.	DE
Cine Guarantors II, Inc.	CA
Citicasters Co.	OH
Citicasters Licenses, Inc.	TX
Clear Channel Adshel, Inc.	DE
Clear Channel Aviation, LLC	DE
Clear Channel Branded Cities, LLC	DE
Clear Channel Broadcasting Licenses, Inc.	NV
Clear Channel Broadcasting, Inc.	NV
Clear Channel Collective Marketing, LLC	DE
Clear Channel Company Store, Inc.	NV
Clear Channel Digital, LLC	DE

Clear Channel Holdings, Inc.	NV
Clear Channel Identity, Inc.	TX
Clear Channel/Interstate Philadelphia, LLC	DE
Clear Channel Investments, Inc.	NV
Clear Channel LA, LLC	DE
Clear Channel Management Services, Inc.	TX
Clear Channel Metra, LLC	DE
Clear Channel Mexico Holdings, Inc.	NV
Clear Channel Outdoor Holdings Company Canada (FKA Eller Holdings Company Canada)	DE
Clear Channel Outdoor Holdings, Inc. (FKA Eller Media Corporation)	DE
Clear Channel Outdoor, Inc.	DE
Clear Channel Real Estate, LLC	DE
Clear Channel Satellite Services, Inc.	DE
Clear Channel Spectacolor, LLC	DE
Clear Channel Taxi Media, LLC	DE
Clear Channel Wireless, Inc.	NV
Clear Channel Worldwide Holdings, Inc.	NV
Clearmart, Inc.	NV
Critical Mass Media, Inc.	OH
Eller Taxi Television, LLC	DE
Exceptional Outdoor, Inc.	FL
Jacor Broadcasting Corporation	OH
Jacor Broadcasting of Colorado, Inc.	CO
Jacor Broadcasting of Denver, Inc.	CA
Jacor Communications Company	FL
Katz Communications, Inc.	DE
Katz Media Group, Inc.	DE
Katz Millennium Sales & Marketing Inc.	DE
Keller Booth Sumners Joint Venture	TX
Kelnic II Joint Venture	DE
KTZMedia Corporation	DE
KVOS TV, Ltd.	BRITISH COLUMBIA
M Street Corporation	WA
Oklahoma City Tower Company	DE
Outdoor Management Services, Inc.	NV
Premiere Radio Networks, Inc.	DE
Radio-Active Media, Inc.	DE
Terrestrial RF Licensing, Inc.	NV
The New Research Group, Inc.	NV
Clear Channel Airports of Texas JV	TX
Clear Channel Airports of Georgia, Inc.	GA
Get Outdoors Florida, LLC	FL
In-ter-space Services, Inc.	PA
Interspace Airport Advertising International, LLC	PA
Sunset Billboards, LLC	WA
Eller-PW Company, LLC	CA
Clear Channel Brazil Holdco, LLC	DE
Clear Channel Peoples, LLC	DE
Clear Channel Mexico, LLC	DE

Katz Net Radio Sales, Inc.	DE
CCHCV LP, LLC	DE
CC CV LP, LLC	DE

Name	Country Of Incorporation
Adcart AB	Sweden
Adshel (Brazil) Ltda	Brazil
Adshel Ireland Limited	Ireland
Adshel Ltd.	United Kingdom
Adshel Ltda	Brazil
Adshel NI Ltd.	United Kingdom
Aircheck India Pvt. Ltd.	India
Allied Outdoor Advertising Ltd.	United Kingdom
Arcadia Cooper Properties Ltd.	United Kingdom
ARN Holdings Pty Ltd.	Australia
Barnett And Son Ltd.	United Kingdom
Bk Studi BV	Netherlands
BPS London Ltd.	United Kingdom
BPS Ltd.	United Kingdom
C.F.D. Billboards Ltd. CAC City Advertising Company AG	United Kingdom Switzerland
Clear Channel Haidemenos Media SA	Greece
Clear Channel International BV	Netherlands
Clear Channel International Holdings BV	Netherlands
CC LP BV	Netherlands
Clear Channel Netherlands BV	Netherlands
CCO International Holdings BV	Netherlands
CCO Ontario Holdings, Inc.	Canada
China Outdoor Media Investment (HK) Co., Ltd.	Hong Kong
China Outdoor Media Investment, Inc.	British Virgin Islands
City Lights Ltd.	United Kingdom
Clear Channel Acir Holdings NV	Netherlands Antilles
Clear Channel Adshel AS	Norway
Clear Channel Affitalia SRL	Italy
Clear Channel Airport Pte Ltd	Singapore
Clear Channel Australia Pty Ltd.	Australia
Clear Channel Baltics & Russia Limited	Russia
Clear Channel Baltics & Russia AB	Sweden
Clear Channel Banners Limited	United Kingdom
Clear Channel Belgium SA	Belgium
Clear Channel Brazil Holding Ltda.	Brazil
Clear Channel (Central) Ltd.	United Kingdom
Clear Channel Communications India Pvt Ltd	India
Clear Channel CP III BV	Netherlands
Clear Channel CP IV BV	Netherlands
Clear Channel CV	Netherlands
Clear Channel Danmark A/S	Denmark
Clear Channel Entertainment of Brazil Ltd.	Brazil
Clear Channel Espana SL	Spain

Clear Channel Espectaculos SL	Spain
Clear Channel Estonia OU	Estonia
Clear Channel European Holdings SAS	France
Clear Channel Felice GmbH	Switzerland
Clear Channel France SA	France
Clear Channel Hillenaar BV	Netherlands
Clear Channel Holding AG	Switzerland
Clear Channel Holding Italia SPA	Italy
Clear Channel Holdings CV	Netherlands
Clear Channel Holdings, Ltd.	United Kingdom
Clear Channel Hong Kong Ltd.	Hong Kong
Clear Channel Hungary KFT	Hungary
Clear Channel Ireland Ltd.	Ireland
Clear Channel Italy Outdoor SRL	Italy
Clear Channel Japan, Inc.	Japan
Clear Channel Jolly Pubblicita SPA	Italy
Clear Channel KNR Neth Antilles NV	Netherlands Antilles
Clear Channel Latvia	Latvia
Clear Channel Lietuva	Lithuania
Clear Channel (Midlands) Ltd.	United Kingdom
Clear Channel Mumbai Pvt Ltd.	India
Clear Channel NI Ltd.	United Kingdom
Clear Channel (Northwest) Ltd.	United Kingdom
Clear Channel Norway AS	Norway
Clear Channel Outdoor Company Canada	Canada
Clear Channel Outdoor Limited	United Kingdom
Clear Channel Outdoor Mexico SA de CV	Mexico
Clear Channel Outdoor Mexico, Operaciones SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Administrativos, SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Corporativos, SA de CV	Mexico
Clear Channel Outdoor Pty Ltd.	Australia
Clear Channel Outdoor Spanish Holdings S.L.	Spain
Clear Channel Overseas Ltd.	United Kingdom
Clear Channel Pacific Pte Ltd.	Singapore
Clear Channel Plakanda Aida GmbH	Switzerland
Clear Channel Plakanda GmbH	Switzerland
Clear Channel Poland Sp ZO.o.	Poland
Clear Channel Sales AB	Sweden
Clear Channel Sao Paulo Participacoes Ltda	Brazil
Clear Channel Scotland Ltd.	Scotland
Clear Channel Singapore Pte Ltd.	Singapore
Clear Channel Smartbike	France
Clear Channel Smart Bike Italia SRL	Italy
Clear Channel Solutions Ltd.	United Kingdom
Clear Channel South America S.A.C.	Peru
Clear Channel Southwest Ltd.	United Kingdom
Clear Channel Suomi Oy	Finland
Clear Channel Sverige AB	Sweden
Clear Channel Tanitim Ve Lierisin AS	Turkey
Clear Channel UK Ltd	United Kingdom

Clear Media Limited	Bermuda
Comurben SA	Morocco
Defi Belgique	Belgium
Defi Czech	Czech Republic
Defi Deutschland GmbH	Germany
Defi France SAS	France
Defi Group Asia	Hong Kong
Defi Group SAS	France
Defi Italia SPA	Italy
Defi Neolux	Portugal
Defi Pologne SP ZO.o	Poland
Defi Reklam Kft	Hungary
Defi Russie	Russia
Defi Ukraine	Ukraine
Dolis BV	Netherlands
Eller Holding Company Cayman I	Cayman Islands
Eller Holding Company Cayman II	Cayman Islands
Eller Media Asesarris Y Comercializacion Publicataria	Chile
Eller Media Servicios Publicitarios Ltd	Chile
Epiclove Ltd.	United Kingdom
Equipamientos Urbanos de Canarias SA	Spain
Equipamientos Urbanos Del Sur SL	Spain
Equipamientos Urbanos - Gallega de Publicidad Disseno AIE	Spain
Foxmark UK Ltd.	United Kingdom
Giganto Holding Cayman	Cayman Islands
Giganto Outdoor SA	Chile
Grosvenor Advertising Ltd.	United Kingdom
Hainan Whitehorse Advertising Media Investment Company Ltd.	China
Hillenaar Outdoor Advertising BV	Netherlands
Hillenaar Services BV	Netherlands
Iberdefi	Spain
Illuminated Awnings Systems Ltd.	Ireland
Infotrak SA	Switzerland
Interpubli Werbe AG	Switzerland
Interspace Airport Advertising Australia Pty Ltd.	Australia
Interspace Airport Advertising Costa Rica SA	Costa Rica
Interspace Airport Advertising Curacao NV	Netherlands Antilles
Interspace Airport Advertising Netherlands Antilles NV	Netherlands Antilles
Interspace Airport Advertising West Indies Ltd.	West Indies
Interspace Airport Advertising New Zealand Ltd.	New Zealand
Klass Advertising SRL	Romania
Klass Rooftop SRL	Romania
KMS Advertising Ltd.	United Kingdom
L ‘Efficience Publicitaire SA	Belgium
L & C Outdoor Ltda.	Brazil
Landimat	France
Mars Reklam Ve Producksiyon AS	Turkey
Maurice Stam Ltd	United Kingdom
Media Monitors (M) Sdn. Bhd.	Malaysia
Metrabus	Belgium
Ming Wai Holdings Ltd.	British Virgin Islands

More O’Ferrall Adshel Ltd.	United Kingdom
More Communications Ltd.	United Kingdom
More Media Ltd.	United Kingdom
More O’Ferrall Ltd.	United Kingdom
More O’Ferrall Ireland Ltd.	Ireland
Morebus Ltd.	United Kingdom
Multimark Ltd.	United Kingdom
Musicpoint Services Pty Ltd.	Australia
Nitelites (Ireland) Ltd.	Ireland
Adshel Mexico	Mexico
Outdoor Advertising BV	Netherlands
Outdoor International Holdings BV	Netherlands
Outstanding Media I Norge AS	Norway
Outstanding Media I Stockholm AB	Sweden
Overtop Services SRL	Romania
Paneles Napsa. S.A.	Peru
Parkin Advertising Ltd.	United Kingdom
Plakanda Awi AG	Switzerland
Plakanda GmbH	Switzerland
Plakanda Management AG	Switzerland
Plakanda Ofex AG	Switzerland
Plakatron AG	Switzerland
Postermobile Advertising Ltd.	United Kingdom
Postermobile PLC.	United Kingdom
Premium Holdings Ltd.	United Kingdom
Premium Outdoor Ltd.	United Kingdom
Procom Publicidade via Publica Ltda	Chile
PTKC Rotterdam BV	Netherlands
Pubbli A SPA	Italy
Publicidade Klimes Sao Paulo Ltda	Brazil
Pubblicita Zangari SRL	Italy
Q Panel SRL	Romania
Racklight SA de CV	Mexico
Radio Broadcasting Australia Pty Ltd.	Australia
Radio Computing Services (Africa) Pty Ltd.	South Africa
Radio Computing Services (NZ) Ltd.	New Zealand
Radio Computing Services (SEA) Pte Ltd.	Singapore
Radio Computing Services (Thailand) Ltd.	Thailand
Radio Computing Services (UK) Ltd.	United Kingdom
Radio Computing Services Canada Ltd.	Canada
RCS Radio Computing China, Inc.	China
Radio Computing Services of Australia Pty Ltd.	Australia
Radio Computing Services (India) Pvt. Ltd.	India
RCS Europe SARL	France
Regentfile Ltd.	United Kingdom
Rockbox Ltd.	United Kingdom
Signways Ltd.	United Kingdom
Simon Outdoor Ltd.	Russia
Sirocco International SAS	France
Sites International Ltd.	United Kingdom
Supersigns	Bahamas

Supersigns Polska SP ZO.o.	Poland
Taxi Media Holdings Ltd.	United Kingdom
Taxi Media Ltd.	United Kingdom
Team Relay Ltd.	United Kingdom
Tebus SRL	Italy
The Canton Property Investment Co. Ltd.	United Kingdom
The Kildoon Property Co. Ltd.	United Kingdom
Torpix Ltd.	United Kingdom
Town & City Posters Advertising. Ltd.	United Kingdom
Tracemotion Ltd.	United Kingdom
Trainer Advertising Ltd.	United Kingdom
Urban Media SA	Belgium
Upright Sprl	Belgium
Vision Posters Ltd.	United Kingdom
Williams Display Excellence AB	Sweden
Adshel Street Furniture Pty Ltd.	Australia
Citysites Outdoor Advertising (West Australia) Pty Ltd.	Australia
Adshel New Zealand Ltd.	New Zealand
Citysites Outdoor Advertising (South Australia) Pty Ltd.	Australia
Citysites Outdoor Advertising (Albert) Pty Ltd.	Australia
Street Furniture (NSW) Pty Ltd.	Australia
Urban Design Furniture Pty Ltd.	Australia
Citysites Outdoor Advertising Pty Ltd.	Australia
Perth Sign Company Pty Ltd.	Australia
Phillips Neon Pty Ltd.	Australia
Shelter Advertising Pty Ltd	Australia
CR Phillips Investments Pty Ltd.	Australia
Phillips Finance Pty Ltd.	Australia